================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): September 16, 2003

                               AROTECH CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                  0-23336                95-4302784
(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)           File Number)          Identification No.)

   632 BROADWAY, SUITE 1200, NEW YORK, NEW YORK              10012
     (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (646) 654-2107


          (Former name or former address, if changed since last report)


================================================================================

                               Page 1 of 2 Pages

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On September 16, 2003, pursuant to resolutions adopted by the Board of Directors and by the shareholders of the Registration, the Registrant filed an amendment to its certificate of incorporation with the Secretary of State of the State of Delaware, changing its name from "Electric Fuel Corporation" to "Arotech Corporation."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AROTECH CORPORATION
                                        (Registrant)


                                        By: /s/ Yaakov Har-Oz
                                            -----------------------------------
                                            Name: Yaakov Har-Oz
                                            Title: Vice President and General
                                                   Counsel
Dated: September 17, 2003